Exhibit 10.1

Extension Letter

To: the Addressees listed in Schedule 2

20 April 2005

Dear Sirs

Facility Agreement dated 18 May 2004 relating to the financing of certain Airbus aircraft

1.	We refer to an aircraft facility agreement dated 18 May 2004 (as amended from time to time) between the banks and financial institutions named therein (as lenders), The Governor and Company of the Bank of Scotland, London Branch (as lead manager, security trustee and agent), The Governor and Company of the Bank of Scotland, Frankfurt Branch (as lead manager), The Governor and Company of the Bank of Scotland, Paris Branch (as lead manager), Whitney Leasing Limited (as borrower), Aircraft SPC-12, Inc. (as borrower parent) and International Lease Finance Corporation (as guarantor and subordinated lender) (the “Facility Agreement”).

2.	Save as otherwise provided herein, words and expressions used in this extension letter shall have the same meaning ascribed to them in the Facility Agreement.

3.	The Borrower, the Borrower Parent and the Guarantor have requested that the Availability Period be extended. The Agent (for and on behalf of itself and the Lenders), the Security Trustee, the Lead Managers and the Original Lender will consent to this request upon and subject to the terms of this extension letter.

4.	Each of the parties hereto hereby agrees that with effect from the date hereof:

(a)	the Availability Period is extended to cover the period up to and including 31 May 2006; and

(b)	the list of Eligible Aircraft set out in Schedule 5 Part A of the Facility Agreement shall be replaced by the list of aircraft set out in Schedule 1 hereto. All references to ‘Eligible Aircraft’ in the Facility Agreement shall henceforth be treated as a reference to Schedule 1 hereto and the Facility Agreement shall be read and construed accordingly.

5.	Each of the Borrower, the Borrower Parent and the Guarantor hereby repeats the representations and warranties set out in Clause 6.1 and Clause 6.2 of the Facility Agreement, to the extent relevant to each party.

6.	Save as specified herein, the terms and conditions of the Facility Agreement shall continue in full force and effect.

7.	A person who is not a party to this extension letter shall have no rights under the Contracts (Rights of Third Parties) Act 1999.

8.	This extension letter shall be governed by and construed in accordance with English law.

9.	The provisions of Clause 23.2 to Clause 23.6 inclusive of the Facility Agreement are hereby incorporated into this extension letter mutatis mutandis, with all references therein to ‘this Agreement’ being treated as a reference to this extension letter.

Yours faithfully

/s/ Pamela S. Hendry

WHITNEY LEASING LIMITED
Pamela S. Hendry
Director

/s/ Alan H. Lund

AIRCRAFT SPC-12, INC.

/s/ Pamela S. Hendry

INTERNATIONAL LEASE FINANCE CORPORATION
Pamela S. Hendry
Senior Vice President & Treasurer

We hereby agree, acknowledge and consent to the terms of this extension letter

The Agent

/s/ Robert Buck

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND,
LONDON BRANCH

The Security Trustee

/s/ Robert Buck

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND,
LONDON BRANCH

The British Lead Manager

/s/ Robert Buck

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND,
LONDON BRANCH

The French Lead Manager

/s/ Robert Buck

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND,
PARIS BRANCH

The German Lead Manager

/s/ Robert Buck

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND,
FRANKFURT BRANCH

The Original Lender

/s/ Mike Gear

HALIFAX PLC

SCHEDULES

Schedule 1 — Details of Proposed Aircraft and Proposed Aircraft Delivery Schedule

Schedule 2 — Addressees